Scott V. Fainor
President & Chief Executive Officer
Investor Presentation
Prepared:  February 6, 2007
Eugene T. Sobol
Sr. Executive Vice President, Chief Financial Officer

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Disclaimer
The information contained in this presentation may contain forward-looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder) which are not historical facts or as to KNBT Bancorp, Inc. (“KNBT” or the “Company”) management’s intentions, plans, beliefs, expectations or opinions or with respect to the operation of the Company or its subsidiaries.  These statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of KNBT and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) t and the amount of loan losses; (3) competitive pressure among depository institutions increases significantly; (4) changes in the interest rate environment may reduce interest margins; (5) general economic conditions, either nationally or in the markets in which KNBT is doing business, are less favorable than expected; (6) legislation or changes in regulatory requirements adversely affect the business in which KNBT is engaged; and other factors discussed in the documents filed by KNBT with the Securities and Exchange Commission ("SEC") from time to time.  forward-looking statements and undue reliance should not be placed on such statements.  KNBT undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

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KNBT’s Profile
▪
Headquartered in Bethlehem, Pennsylvania
▪
Total assets of $2.9 billion
▪
The largest community bank based in the Greater
Lehigh Valley and Northeast Pennsylvania Regions
with 55 branch locations
▪
Traded on the NASDAQ Global Market under the
symbol “KNBT”

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Services
▪
KNBT provides a full range of traditional banking
services through its branch network and electronic
delivery channels
▪
KNBT also offers:
–
A full menu of investment products and services
–
Estate, personal trust and financial planning
–
Insurance services
–
Benefits management

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Strong Business Model
▪
KNBT has developed a strong business model for
all lines of business
–
Banking, Insurance, Investments & Trust
▪
Employees are united by a proud tradition of
delivering excellent customer service that sets us
apart from the competition
▪
KNBT has invested in a state of the art technology
platform with capacity for future growth

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Target	Year Completed
First Colonial Group	2003
Oakwood Financial Corp.	2004
Caruso Benefits Group, Inc.	2005
Northeast Pennsylvania Financial Corp.	2005
Trust Company of Lehigh Valley	2006
KNBT’s M&A Activity

KNBT Locations
Pennsylvania
Luzerne
Monroe
Carbon
Northampton
Schuylkill
Lehigh

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KNBT Headquarters/Branch
Greater Lehigh Valley Branch
Northeast PA Branch
Trust and Wealth Management
Caruso Benefits Group
Higgins Insurance Associate
KNBT Settlement Services
Our Locations

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* Source: Morning Call 7/17/ 05, Lehigh Valley Metro Area: Northampton, Lehigh and Carbon Counties in
PA and Warren County in NJ, based on 2000 U.S. Census.
Attractive Region
▪
The Lehigh Valley metro statistical area is the
third largest in population in Pennsylvania*
▪
Lehigh Valley is ranked third in population
growth for Northeast Pennsylvania region*
▪
KNBT’s expansion has been to contiguous
counties with stable populations

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Deposit Market Share
As of June 2006 (Sources: FDIC)
PA County	KNBT	Ranking
Northampton	21.20%	1
Lehigh	7.90%	2
Carbon	7.31%	7
Luzerne	4.96%	7
Monroe	4.18%	7
Schuylkill	5.12%	6
Market Share

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Current annualized rate - $0.32
Dividends
▪
Initiated quarterly
dividends in
2Q2004
▪
KNBT’s history has
been to increase the
dividend in the
second quarter

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As of 12/31/06 KNBT repurchased a total of 6,285,342 shares at an average price per share of $16.11
Stock Repurchase Plans
▪
Announced repurchase of 3,062,486 shares 10/27/04
–
Completed 9/15/04
▪
Announced repurchase of 3,151,297 shares 7/27/05
–
Completed 7/19/06
▪
Announced repurchase of 2,807,219 shares 6/26/06
–
At February 2, 2007, 2,735,660 shares remain to be purchased

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Financial Highlights
For the Year Ended	December 31,		%
($ in thousands, except per share data)	2005	2006	Change
Net Income	$20,826	$23,603	13.3%
Diluted Earnings Per Share	$0.71	$0.87	22.5%
Book Value	$13.19	$13.52	2.5%
Tangible Book Value	$8.84	$8.52	-3.6%

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Key Ratios
For the Year Ended	December 31,
	2005	2006

Equity to Assets	12.22%	12.28%
Tangible Equity to Assets	8.19%	7.74%
Return on Average Equity	5.37%	6.63%
Return on Average Tangible Equity	7.32%	10.59%
Net Interest Margin T/E*	2.96%	2.84%
Efficiency Ratio	64.66%	65.94%
*KNBT presents its net interest margin on a tax equivalent basis because management believes that such a presentation provides information that is more useful for a proper understanding of KNBT’s operating results.  These disclosures should neither be viewed as a substitute for operating results determined in accordance with generally accepted accounting principles nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Without the adjustment, the net interest margin for 2006 was 2.79% compared to 2.86% for 2005.

$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$1.00
$0.75
$0.50
$0.25
$17,606
$20,826
$23,603
$0.60
$0.71
$0.87
2004
2005
2006
Net Income
EPS

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($ in thousands, except per share amounts)
Net Income and EPS

$80,000
$70,000
$60,000
$50,000
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
$63,845
$73,531
$72,864
3.40%
2.96%
2.84%
2004
2005
2006
Net Interest Income
NIM (T/E)

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($ in thousands)
Net Interest Income and
Net Interest Margin  (T/E)

$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
2004
2005
2006
Non-Interest Income
Core Non-Interest Income
Non-Interest Income as % of Net & Non-Interest Income

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($ in thousands)
    Non-Interest Income

$90,000
$70,000
$50,000
$30,000
$10,000
$52,699
$67,195
$77,904
2004
2005
2006

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($ in thousands)
  Non-Interest Expense

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Balance Sheet
	At
	December 31,		%
($ in thousands)	2005	2006	Change
Total Assets	$3,081,810	$2,898,827	-5.9%
Securities	1,206,880	923,110	-23.5%
Loans	1,481,728	1,620,166	9.3%
Deposits	1,852,251	1,907,547	3.0%
FHLB Advances	705,125	519,161	-26.4%
Shareholders’ Equity	376,552	356,026	-5.5%
Tangible Shareholders’ Equity	252,309	224,295	-11.1%

$400,000
$380,000
$360,000
$340,000
$320,000
$300,000
22.00%
19.25%
16.50%
13.75%
11.00%
2004
2005
2006
Shareholders' Equity
Shareholders' Equity to Assets

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($ in thousands)
    Shareholders’ Equity

$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$1,323,053
$1,907,547
2004
2005
2006
Acquisition

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($ in thousands)
$1,852,251
Deposit Growth

At December 31, 2003
4%
13%
9%
38%
19%
17%
At December 31, 2006
6%
13%
11%
31%
28%
11%
Int. Bearing
Non Int. Bearing
Money Market
Savings
Time Deposits
Time Deposits over $100,000

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Composition of Deposits

$2,000,000
$1,750,000
$1,500,000
$1,250,000
$1,000,000
$750,000
$500,000
$1,013,202
$1,620,166
12/31/04
12/31/05
12/31/06
Acquisition

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($ in thousands)
$1,481,728
Loan Growth

At December 31, 2003
30%
38%
32%
At December 31, 2006
31%
32%
37%
Consumer
Commercial
Mortgage

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Loan Composition

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Strong Underwriting Standards
▪
Strong credit risk management
▪
Seasoned lenders
▪
Comprehensive approval process
▪
Knowledge of market
▪
Strong borrower relationships

$10,500
$9,000
$7,500
$6,000
$4,500
$3,000
$1,500
$0
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
$5,055
$9,006
$5,927
0.50%
0.61%
0.37%
2004
2005
2006
Non-Performing Loans
Non-performing as % of loans, net

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($ in thousands)
Total Non-Performing Loans

$18,000
$15,200
$12,400
$9,600
$6,800
$4,000
1.15%
1.11%
1.07%
1.03%
0.99%
0.95%
2004
2005
2006
Allowance for loan losses
Allowance for loan losses to total loans

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($ in thousands)
Allowance for Loan Losses

KNBT

KNBT Higgins Insurance

CARUSO Benefits Group, Inc.

KNBT Wealth Management Group

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    Goals for Success
▪
Grow core deposit relationships
▪
Grow and diversify loan portfolio
▪
Grow and diversify fee income
▪
Manage expenses and improve efficiency
▪
Franchise expansion through organic growth, de
novo acquisitions

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Thank you
for your interest
in KNBT Bancorp, Inc.